EXHIBIT 24.1


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2003.

                           /s/ ROBERT E. EVANS
                               -------------------------------
                 Printed Name: Robert E. Evans

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2003.


                          /s/ CARL BAKER, JR.
                              -------------------------------
                Printed Name: Carl Baker, Jr.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2003.

                            /s/ MARK F. BRADLEY
                                ---------------------------------------
                  Printed Name: Mark F. Bradley

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2003.

                             /s/ GEORGE W. BROUGHTON
                                 ------------------------------------
                  Printed Name:  George W. Broughton

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2003.

                                /s/ FRANK L. CHRISTY
                                    ---------------------------------------
                      Printed Name: Frank L. Christy

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2003.

                           /s/ WILFORD D. DIMIT
                               -------------------------------------
                 Printed Name: Wilford D. Dimit

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2003.

                              /s/ REX E. MAIDEN
                                  -------------------------------------------
                    Printed Name: Rex E. Maiden

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2003.

                               /s/ ROBERT W. PRICE
                                   ----------------------------------------
                     Printed Name: Robert W. Price

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2003.

                          /s/ PAUL T. THEISEN
                              ----------------------------------------
                Printed Name: Paul T. Theisen

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2003.

                             /s/ THOMAS C. VADAKIN
                                 ---------------------------------
                   Printed Name: Thomas C. Vadakin

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2003.

                         /s/ Joseph H. Wesel
                             -------------------------------------------
               Printed Name: Joseph H. Wesel

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2003.

                          /s/ JOHN W. CONLON
                              ----------------------------------------
                Printed Name: John W. Conlon

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2002, between the Company and Kentucky Bancshares Incorporated, hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and documents and instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2003.

                          /s/ GARY L. KRIECHBAUM
                              ----------------------------------------
               Printed Name:  Gary L. Kriechbaum